Exhibit 10.1

LETTER WAIVER
Dated as of January 18, 2017
To the banks, financial institutions
and other institutional lenders
(collectively, the “Lenders”) party
to the Credit Agreement referred to
below and to Citibank, N.A., as agent
(the “Agent”) for the Lenders
Ladies and Gentlemen:
We refer to the Amended and Restated Credit Agreement dated as of May 29, 2015 (the “Credit Agreement”) among the undersigned, the Lenders party thereto and the Agent. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.
We hereby request that you waive the requirements of, and compliance by the Borrower with, Section 5.03(a) of the Credit Agreement for the fiscal quarter of the Borrower ending January 31, 2017. On the effective date of this Letter, you hereby waive the requirements of, and compliance by the Borrower with, Section 5.03(a) of the Credit Agreement for the fiscal quarter of the Borrower ending January 31, 2017.
The Borrower represents and warrants that (i) the representations and warranties set forth in Section 4.01 of the Credit Agreement (except the representations and warranties set forth in subsection (e)(ii) thereof and in subsection (f)(i) thereof) are correct on and as of the date hereof, as though made on and as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date), and (ii) no Event of Default or Default has occurred and is continuing.
This Letter Waiver shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver. This Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.
The Credit Agreement, except to the extent of the waiver specifically provided above, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier or electronic communications shall be effective as delivery of a manually executed counterpart of this Letter Waiver.
[Signature pages follow]

This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.
Very truly yours,
AUTODESK, INC.
By    /s/ Kirsten Nordlof
    Name: Kirsten Nordlof
    Title: VP, Finance, Tax, Treasury & Risk
Agreed as of the date first above written:
CITIBANK, N.A.,
    as Agent and as Lender
By    /s/ Susan M. Olsen
    Name: Susan M. Olsen
    Title: Vice President
U.S. BANK NATIONAL ASSOCIATION
By    /s/ Dan Stevens
    Name: Dan Stevens
    Title: Vice President
BANK OF AMERICA, N.A.
By    /s/ My-Linh Yoshiike
    Name: My-Linh Yoshiike
    Title: Vice President
JPMORGAN CHASE BANK, N.A.
By    /s/ Caitlin Stewart
    Name: Caitlin Stewart
    Title: Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION
By    /s/ Jason W. Eshler
    Name: Jason W. Eshler
    Title: VP Loan Team Manager

MORGAN STANLEY BANK, N.A.
By    /s/ Gilroy D'Souza
    Name: Gilroy D'Souza
    Title: Authorized Signatory
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By    /s/ Lillian Kim
    Name: Lillian Kim
    Title: Director